UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01. Other Events.

On September 6, 2013, Whiting Petroleum Corporation (the “Company”) and its subsidiary Whiting Oil and Gas Corporation entered into a Fifth Amendment (the “Amendment”) to Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto. The Amendment amends the Credit Agreement to permit the Company to issue up to $2.3 billion of its senior notes. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment. The Company is filing a copy of the Amendment as Exhibit 4.1 hereto, which is incorporated by reference herein.

For purposes of the Company’s Registration Statement on Form S-3 (Registration No. 333-183729) (the “Registration Statement”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2013 and the years ended December 31, 2012, 2011, 2010, 2009 and 2008, is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

For purposes of the Registration Statement, the Company’s unaudited pro forma financial information as of June 30, 2013 (which gives effect to the disposition of the Postle Properties, as defined in Exhibit 99.1, as if it had occurred on June 30, 2013) and for the six months ended June 30, 2013 and the year ended December 31, 2012 (both of which give effect to the disposition of the Postle Properties as if it had occurred on January 1, 2012) is filed herein as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(4.1)	Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated as of September 6, 2013, among Whiting Petroleum Corporation, its subsidiary Whiting Oil and Gas Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto.

(12.1)	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2013, and the years ended December 31, 2012, 2011, 2010, 2009 and 2008.

(99.1)	Unaudited pro forma financial information of Whiting Petroleum Corporation as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 9, 2013	By:	/s/ James J. Volker
James J. Volker
Chairman and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Amendment to Fifth Amended and Restated Credit Agreement, dated as of September 6, 2013, among Whiting Petroleum Corporation, its subsidiary Whiting Oil and Gas Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents and lenders party thereto.

12.1	Computation of the Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2013, and the years ended December 31, 2012, 2011, 2010, 2009 and 2008.

99.1	Unaudited pro forma financial information of Whiting Petroleum Corporation as of June 30, 2013 and for the six months ended June 30, 2013 and the year ended December 31, 2012.

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